Supplement dated November 4, 2013
to the Statement of Additional Information
for Principal Funds, Inc.
dated March 1, 2013

(as supplemented on March 15, 2013, April 2, 2013, April 17, 2013, May 9, 2013, June 14, 2013,
September 13, 2013, and September 20, 2013)

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

PORTFOLIO MANAGER DISCLOSURE
On page 220, in the Other Accounts Managed table, delete the information regarding Virginie Maisonneuve.

On page 221, in the Ownership of Securities table, delete the information regarding Virginie Maisonneuve.